UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 10, 2013

Hampden Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33144	20-571454
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

19 Harrison Avenue, Springfield, Massachusetts 01102
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (413) 736-1812

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 10, 2013, Hampden Bancorp, Inc. (the “Company”), the holding company for Hampden Bank, announced its financial results for the three months ended September 30, 2013.   The press release announcing financial results for the three months ended September 30, 2013 is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure

Beginning on October 14, 2013, Hampden Bancorp, Inc. (the “Company”) intends to distribute and make available to investors a Power Point presentation about the Company’s strategies and financial performance through the quarter ended September 30, 2013. A copy of the materials to be used by the Company is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The Company has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2013 Annual Meeting of Stockholders. The Company’s stockholders are strongly advised to read Hampden Bancorp’s 2013 definitive proxy statement (including any amendments or supplements thereto) because it contains important information. Stockholders may obtain copies of Hampden Bancorp’s 2013 definitive proxy statement, any amendments or supplements to the proxy statement, and other documents filed by Hampden Bancorp with the SEC in connection with its 2013 Annual Meeting of Stockholders for no charge at the SEC’s website, at www.sec.gov or upon request addressed to the Secretary of the Company at Hampden Bancorp, Inc., 19 Harrison Ave., Springfield, MA 01102. Copies of the proxy materials may also be requested from Hampden Bancorp’s proxy solicitor, D.F. King & Co. by telephone at 212-269-5550 (banks and brokers) or 1-800-735-3591 (shareholders), or by email at info@dfking.com.

Hampden Bancorp, Inc. and its directors, executive officers and certain employees, are deemed participants in the solicitation of proxies from stockholders in connection with Hampden Bancorp’s 2013 Annual Meeting of Stockholders. Information regarding Hampden Bancorp’s directors, executive officers and other persons who, under rules of the SEC, are considered participants in the solicitation of proxies for the 2013 Annual Meeting of Stockholders, including their respective interests by security holdings or otherwise, is set forth in Hampden Bancorp’s definitive proxy statement for Hampden Bancorp’s 2013 Annual Meeting of Stockholders filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)         The following exhibits are filed with this report:

Exhibit Number	Description
99.1	Press Release issued by the Company on October 10, 2013

99.2	Written presentation to be distributed and made available to investors beginning October 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampden Bancorp, Inc.
(Registrant)

Date: October 15, 2013	By:	/s/ Robert A. Massey
Robert A. Massey
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by the Company on October 10, 2013

99.2	Written presentation to be distributed and made available to investors beginning October 14, 2013.

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